Exhibit 10.1

OMNIBUS AMENDMENT NO. 5

THIS OMNIBUS AMENDMENT NO. 5 (this “Amendment”) dated as of October 30, 2009, is entered into among CONMED RECEIVABLES CORPORATION (“Seller”), CONMED CORPORATION (“Parent”), as initial Servicer, BANK OF AMERICA, N.A. (together with any other financial institution hereafter party hereto, each a “Purchaser” and collectively, the “Purchasers”) and BANK OF AMERICA, N.A., as administrator for Purchasers (in such capacity, the “Administrator”).  Capitalized terms used herein without definition shall have the meanings ascribed thereto in Appendix A of the Receivables Purchase Agreement, referred to below.

PRELIMINARY STATEMENTS

A.           Reference is made to that certain Amended and Restated Receivables Purchase Agreement dated as of October 23, 2003 among Seller, Parent, Purchasers and Administrator (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) and that certain Fee Letter, dated as of October 23, 2003 by the Administrator and accepted and agreed to by the Seller and the Parent (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter”).

B.           The parties hereto have agreed to amend certain provisions of the Receivables Purchase Agreement and the Fee Letter upon the terms and conditions set forth herein.

SECTION 1.  Amendments to Receivables Purchase Agreement.  Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement to:

(a)           delete the reference to $50,000,000 that appears on the signature page for Bank of America, N.A. in its capacity as Purchaser opposite the term “Commitment” and to substitute the following dollar amount therefor: “$40,000,000”.

(b)           delete the definition of “Applicable Stress Factor” set forth in Appendix A and substitute the following therefor:

“Applicable Stress Factor” means 1.50.

(c)           delete the definition of “Commitment Termination Date” set forth in Appendix A and substitute the following therefor:

“Commitment Termination Date” means October 29, 2010, as such date may be extended from time to time with the consent of the parties to the Agreement.

(d)           delete the reference to “25%” appearing in (i) of the definition of “Required Reserve Percentage” set forth in Appendix A and to substitute the following therefor: “35%”.

(e)           replace Exhibit A to Appendix A with the Exhibit A attached hereto.

SECTION 2.  Amendment to Fee Letter:  Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend section (b) of the Fee Letter in its entirety as follows:

“Commitment Fee Rate.  The Commitment Fee Rate shall equal 0.5%.”

SECTION 3.  Conditions Precedent.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrator shall have received a duly executed counterpart to this Amendment from each of the Seller, the Parent and the Purchaser and (b) the Administrator shall have received a Servicer Report from the Servicer, dated as of the date hereof, in form and substance reasonably satisfactory to the Administrator.

SECTION 4.  Representations and Warranties.  Each of the parties hereto hereby represents and warrants to each other, as to itself that:

(a)           this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and

(b)           on the date hereof, before and after giving effect to this Amendment, no Liquidation Event has occurred and is continuing.

SECTION 5.  Reference to and Effect on the Transaction Documents.

(a)           Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, (ii) each reference in the Fee Letter to “this Fee Letter”, “this letter”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Fee Letter as amended or otherwise modified hereby, and (iii) each reference to the Receivables Purchase Agreement or the Fee Letter in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement or Fee Letter, respectively, as amended or otherwise modified hereby.

(b)           Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of the Fee Letter, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller, Parent, Purchasers and Administrator under the Receivables Purchase Agreement, the Fee Letter or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.  GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Deliberately Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONMED RECEIVABLES CORPORATION, as Seller

By:	/s/ Robert D. Shallish, Jr.
Name: Robert D. Shallish, Jr.
Title: Vice President

CONMED CORPORATION, as initial Servicer

By:	/s/ Robert D. Shallish, Jr.
Name: Robert D. Shallish, Jr.
Title: Vice President

Signature Page to Omnibus Amendment No. 5

BANK OF AMERICA, N.A., as Purchaser

By:	/s/ Michael W. Brunner
Name: Michael W. Brunner
Title: Senior Vice President

BANK OF AMERICA, N.A., as Administrator

By:	/s/ Michael W. Brunner
Name: Michael W. Brunner
Title: Senior Vice President

Signature Page to Omnibus Amendment No. 5

  Exhibit A

Obligor	Applicable Percentage
Owens & Minor	5%
Cardinal Health	5%